FORM 8-K/A

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 2001

                              Global Axcess Corp.
                        Formerly NetHoldings.Com, Inc.
          (Exact name of registrant as specified in its charter.)

                                   Nevada
               (State of incorporation or organization)

       0-17874                                                88-0199674
(Commission File Number)                                 (I.R.S. Employee
                                                        Identification No.)

 2240 Shelter Island Drive, Suite 202, San Diego, California      92106
 (Address of principal executive offices)                      (Zip Code)

    Registrant's telephone number, including area code:  (619) 243-1163



 (Former name or former address, if changed since last report)

The undersigned hereby amends its Form 8-K dated June 15, 2001 by including the items and exhibits as set forth in the pages attached hereto.

Item 7.    Financial statements and exhibits

(a)  Financial statements of businesses acquired

             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Stockholders
IFT Financial Group, Inc.
San Diego, California

We have audited the accompanying balance sheet of IFT Financial Group, Inc. (A Development Stage Company) as of December 31, 2000 and the related statements of operations, stockholders' deficit, and cash flows for the period from December 15, 2000 (Date of Inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IFT Financial Group, Inc. (A Development Stage Company) as of December 31, 2000, and the results of its operations and cash flows for the period from December 15, 2000 (Date of Inception) through December 31, 2000 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has not yet commenced operations, suffered losses, and has a stockholders' deficit, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ L.L. Bradford & Company, LLC
L.L. Bradford & Company, LLC
May 29, 2001
Las Vegas, Nevada

                      IFT FINANCIAL GROUP, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                            BALANCE SHEET
                          DECEMBER 31, 2000

                               ASSETS

Total assets                                                $      -

               LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable and accrued liabilities                    $    531

Total current liabilities                                        531

Total liabilities                                                531

Commitments and contingencies                                      -

Stockholders' deficit
Common stock ($0.001 par value, 50,000,000
shares authorized,
4,000,000 shares issued and outstanding)                       4,000
Accumulated deficit                                           (4,531)
Total stockholders' deficit                                     (531)

Total liabilities and stockholders' deficit                 $      -

            See Accompanying Notes to Financial Statements

                     IFT FINANCIAL GROUP, INC.
                   (A DEVELOPMENT STAGE COMPANY)
                      STATEMENT OF OPERATIONS
     FOR THE PERIOD FROM DECEMBER 15, 2000 (DATE OF INCEPTION)
                              THROUGH
                         DECEMBER 31, 2000

Revenues                                                    $      -

Operating expenses
General and administrative                                     4,531

Total operating expenses                                       4,531

Net loss before provision for income taxes                    (4,531)

Provision for income taxes                                         -

Net loss                                                      (4,531)

Basic and diluted loss per common share                        (0.04)

Weighted average common shares outstanding -
basic and diluted                                            120,548

             See Accompanying Notes to Financial Statements

                      IFT FINANCIAL GROUP, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                   STATEMENT OF STOCKHOLDERS' EQUITY
      FOR THE PERIOD FROM DECEMBER 15, 2000 (DATE OF INCEPTION)
                               THROUGH
                           DECEMBER 31, 2000

                                 Common Stock                  Total
                           Number of             Accumulated  Stockholders'
                             Shares     Amount      Deficit    Deficit

Balance
December 15, 2000 (Date
of Inception)                      -          -            -             -

Issuance of common stock
to founders for consulting
services                    4,000,000     4,000            -         4,000

Net loss                            -         -       (4,531)       (4,531)

Balance
December 31, 2000           4,000,000     4,000       (4,531)         (531)

              See Accompanying Notes to Financial Statements

                         IFT FINANCIAL GROUP, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                          STATEMENT OF CASH FLOWS
        FOR THE PERIOD FROM DECEMBER 15, 2000 (DATE OF INCEPTION)
                                  THROUGH
                              DECEMBER 31, 2000

Cash flows from operating activities:
Net loss                                                    $       (4,531)
Adjustments to reconcile net loss to net cash
used by operating activities:
Common shares issued for consulting
services                                                             4,000
Changes in operating assets and liabilities:
Increase in accounts payable and accrued
liabilities                                                            531

Net cash used by operating activities                                    -

Net change in cash                                                       -

Cash, beginning of period                                                -

Cash, end of period                                                      -

Supplemental disclosure of cash flow:
Cash paid for interest                                                   -
Cash paid for income taxes                                               -

               See Accompanying Notes to Financial Statements

                         IFT FINANCIAL GROUP, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                       NOTES TO FINANCIAL STATEMENTS

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT POLICIES

Description of business - IFT Financial Group, Inc. (hereinafter referred to as the "Company") currently has no operations and all activity to date relates to legal and other fees related to the establishment and maintenance of corporate status and therefore, is considered to be a Development Stage Company. The Company was incorporated in the State of Nevada on December 15, 2000.

The Company's ability to commence operations is contingent upon its ability to identify a prospective target business in the automated teller machine industry and raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

Through the date of this report, the Company has identified a target business, which owns and operates automated teller machines primarily in the states of Texas and Georgia, along with retailing the machines to small businesses throughout the South Eastern United States (see Note 4).

Definition of fiscal year - The Company's fiscal year-end for financial statement reporting purposes is December 31.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments - The carrying amounts for accounts payable and accrued liabilities approximate fair value due to the short-term maturity of these instruments.

Comprehensive income (loss) - The Company has no components of other comprehensive income. Accordingly, net loss equals comprehensive loss for all periods.

Fixed assets - Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which is generally 5 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful lives of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Advertising costs - Advertising costs are expensed as they are incurred.

New accounting pronouncements - In June 1998, the Financial Accounting Standards Board issued SFAS No.133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of
(i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133, as amended by SFAS No. 137, is effective for all quarters of fiscal years beginning after June 15, 2000.

Earnings (loss) per share - Basic loss per share excludes any dilutive effects of options, warrants and convertible securities. Basic loss per share is computed using the weighted-average number of outstanding common stocks during the applicable period. Diluted loss per share is computed using the weighted average number of common and common stock equivalent shares outstanding during the period. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

As of December 31, 2000, the Company has an available net operating loss carryover of approximately $4,500 that will expire in 2015. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

Expenses of offering - The Company accounts for specific incremental costs directly to a proposed or actual offering of securities as a direct charge against the gross proceeds of the offering.

Stock-based compensation - The Company accounts for stock-based employee compensation arrangements in accordance with provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation expense is based on the difference, if any, on the date of the grant, between the fair value of the Company's stock and the exercise price. The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS No. 123 and the Emerging Issues Task Force ("EITF") Issue No. 96-18.

2.  INCOME TAXES

The Company did not record any current or deferred income tax provision or benefit for any of the periods presented due to continuing net losses and nominal differences.

The Company has provided a full valuation allowance on the deferred tax asset, consisting primarily of net operating losses, because of uncertainty regarding its realizability.

As of December 31, 2000, the Company had a net operating loss carry forward of approximately $4,500. Utilization of the net operating loss carry forward, which expire in 2015, may be subject to certain limitations under Section 382 of the Internal Revenue Code of 1986, as amended, and other limitations under state and foreign tax laws.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are approximately as follows:

                                                           December 31,
                                                               2000

Net operating loss                                         $ (4,500)
Depreciation                                                      -
Total deferred tax assets                                    (4,500)
Valuation allowance for deferred tax assets                   4,500

Net deferred tax assets                                    $      -

3.  GOING CONCERN

The Company has not yet commenced operations, incurred a net loss of approximately $4,500 for the period from December 15, 2000 (Date of Inception) through December 31, 2000, and has a stockholders' deficit as of December 31, 2000. These factors create an uncertainty about the Company's ability to continue as a going concern. The Company's management has developed a plan to seek and identify operational businesses within the framework of the Company's objectives. The Company will seek additional sources of capital through a combination debt and equity financing; however, there can be no assurance that the Company will be successful in accomplishing its objectives.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company's plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

4.  SUBSEQUENT EVENT

Business combination - In March 2001, the Company acquired 100% of Tallent & Associates, LLC (a Texas Limited Liability Company) ("Tallent") in exchange for $10,000 in cash, 600,000 shares of IFT's common stock, and a note receivable totaling $257,909 from the managing member of Tallent which is unsecured, bearing an annual interest rate of 10% and payable in one installment of principal and interest on May 14, 2003 ("Acquisition"). The Company will account for its 100% ownership interest in the Tallent using the purchase method of accounting under APB No. 16. In addition, IFT agreed to issue 55,000 shares of IFT's common stock in consideration of a note payable - related party balance totaling $55,000, plus accrued interest of approximately $5,900.

Employment agreement - In March 2001, the Company entered into a two-year employment agreement (the "Agreement") with the managing member of Tallent (the "Employee"). The Agreement includes an option of four extensions each for an additional two years under the same terms and conditions upon the mutual agreement of the Company and Employee. The Agreement provides the Employee with a base salary of $100,000, signing bonus of $1,000, and an automobile allowance of $1,000 per month. In addition, the Employee will not compete with the operations of the Company for the term of the Agreement and three years from the termination of the Agreement.

Common stock issuance - During January 2001, the Company issued 3,245,000 shares of common stock to its founders for consulting services totaling $3,245.

During March 2001, the Company issued 775,000 shares of common stock for principal and interest payment on a promissory note totaling $775,000 from an individual resulting from the Acquisition, secured by Tallent's assets, payable in monthly principal and interest installments of $15,354, bearing an annual interest rate of 12.5%, and maturing April 2007.

During March 2001, the Company issued 55,000 shares of common stock for principal payment on an advance from a former owner of Tallent, now shareholder, totaling $55,000.

5.  PRO FORMA RESULTS (UNAUDITED)

As discussed in Note 4, the Company acquired 100% of Tallent. Accordingly, the following unaudited pro forma condensed consolidated statements of operations are to present the results of operations of the consolidated entities for the twelve months ended December 31, 2000 as though the transaction described in Note 4 had been effective on January 1, 2000. The pro forma results of operations are based upon assumptions that the Company believes are reasonable and are based on the historical operations of Tallent adjusted for the effects of intangible assets and goodwill related to the Acquisition. The unaudited pro forma statements of operations are presented for informational purposes only and are not necessarily indicative of the results of operations that would have occurred had the Acquisition with Tallent been consummated on January 1, 2000.


                        IFT           Talent &        Pro Forma     Pro Forma
                        Financial     Associates      Adjustments   Results
                        Group, Inc.   LLC

Revenues                $        -    $1,063,945      $        -    $1,063,945
Operating expenses           4,531     1,581,977         364,344(a)  1,946,321

Income before tax
Provisions                  (4,531)     (518,032)       (364,344)     (882,376)
Tax provisions                   -             -               -             -

Net loss                $   (4,531)   $ (518,032)     $ (364,344)     (882,376)

Basic and diluted loss
per common share        $    (0.04)                                 $    (1.22)

Weighted average shares
used in per share
calculations               120,548                                     720,548

(a)  Amortization of intangible assets and goodwill.

                 REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Members
Tallent & Associates, LLC
Tyler, Texas

We have audited the accompanying balance sheet of Tallent &
Associates, LLC as of December 31, 2000 and the related statements of operations, members' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tallent & Associates, LLC as of December 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered losses from operations, current liabilities exceed current assets, and has a net members' deficit, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ L.L. Bradford & Company, LLC
L.L. Bradford & Company, LLC
April 2, 2001
Las Vegas, Nevada

                      TALLENT & ASSOCIATES, LLC
                           BALANCE SHEET
                         DECEMBER 31, 2000

                              ASSETS

Current assets
Cash                                                       $    330,346
Accounts receivable, net of allowance                             3,451
for doubtful accounts of $3,676
Due from related party                                           10,000
Total current assets                                            343,797

Fixed assets, net                                               918,834

Total assets                                                  1,262,631

                LIABILITIES AND MEMBERS' DEFICIT

Current liabilities
Accounts payable                                           $    105,003
Accrued liabilities                                              29,924
Note payable - related party                                     78,000
Notes payable - current portion                                 896,917
Capital lease obligations - current portion                      10,037
Total current liabilities                                     1,119,881

Long-term liabilities
Notes payable - long-term portion                               756,835
Capital lease obligations - long-term portion                    20,951

Total liabilities                                             1,897,667

Commitments and contingencies                                         -

Members' deficit                                               (635,036)

Total liabilities and members' deficit                        1,262,631

              See Accompanying Notes to Financial Statements

                        TALLENT & ASSOCIATES, LLC
                         STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 2000

Revenues
Installation and sale of automated teller machine          $    234,033
Transaction fees                                                815,832
Other                                                            14,080
Total revenues                                                1,063,945

Operating expenses
Installation and sale of automated teller machine               195,995
Transaction fees                                                668,099
Cash shortages                                                  474,267
General and administrative                                      243,272
Loss on sale of fixed assets                                        344
Total cost and expenses                                       1,581,977

Net loss                                                       (518,032)

Members' deficit
Beginning balance, January 1, 2000                             (117,004)

Ending balance, December 31, 2000                              (635,036)

             See Accompanying Notes to Financial Statements

                      TALLENT & ASSOCIATES, LLC
                       STATEMENT OF CASH FLOWS
                 FOR THE YEAR ENDED DECEMBER 31, 2000

Cash flows from operating activities:
Net loss                                                   $   (518,032)
Adjustments to reconcile net loss to
net cash used by operating activities:
Depreciation                                                     20,475
Loss on sale of fixed assets                                        344
Changes in operating assets and liabilities:
Increase in accounts receivables                                 (2,726)
Increase in due from related party                              (10,000)
Decrease in other assets                                         13,633
Increase in accounts payable                                     77,551
Increase in accrued liabilities                                  29,227

Net cash used by operating activities                          (389,528)

Cash flows from investing activities:
Purchase of fixed assets                                       (884,798)
Proceeds from sale of fixed assets                                6,200

Net cash used by investing activities                          (878,598)

Cash flows from financing activities:
Proceeds from issuance of note payable - related party           55,000
Proceeds from issuance of notes payable                       1,227,124
Principal payments on notes payable                              (4,908)
Principal payments on capital lease obligations                  (6,644)

Net cash provided by financing activities                     1,270,572

Net increase in cash                                              2,446

Beginning balance, January 1, 2000                              327,900

Ending balance, December 31, 2000                               330,346

Supplemental disclosure of cash flow:
Cash paid for interest                                           72,319

              See Accompanying Notes to Financial Statements

                      TALLENT & ASSOCIATES, LLC
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT POLICIES

Description of business - Tallent & Associates, LLC (the
"Company") owns and operates automated teller machines primarily in the states of Texas and Georgia, along with retailing the machines to small businesses throughout the South Eastern United States. The Company was formed as a limited liability company in the State of Texas in September 1998.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments - The carrying amounts for the Company's cash, accounts receivable, due from related party, accounts payable, accrued liabilities, note payable - related party, and notes payable approximate fair value due to the short-term maturity of these instruments.

Comprehensive income (loss) - The Company has no components of other comprehensive income. Accordingly, net loss equals comprehensive loss for all periods.

Fixed assets - Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 3 to 5 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful lives of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Advertising costs - Advertising costs incurred in the normal course of operations are expensed accordingly. Advertising expense was approximately $1,000 for the year ended December 31, 2000.

New accounting pronouncements - In June 1998, the Financial Accounting Standards Board issued SFAS No.133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of
(i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133, as amended by SFAS No. 137, is effective for all quarters of fiscal years beginning after June 15, 2000.

Income taxes - The Company, with the consent of its members, has elected under the Internal Revenue Code to be a limited liability company. Thus, the members of a limited liability company are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

2.  FIXED ASSETS

Fixed assets consist of the following as of December 31, 2000:

Automated teller machines                           $   875,432
Automobiles                                              81,295
Office equipment                                            542
                                                        957,269

Less: accumulated depreciation                           38,435

Fixed assets, net                                   $   918,834

3.  NOTES PAYABLE

As of December 31, 2000, notes payable consist of the following:

Promissory notes from various individuals, unsecured,
payable in monthly installments of interest only, bearing
an annual interest rate of 15%, and due on demand            $  235,000

Promissory note from various individuals, unsecured,
payable in monthly installments of interest only, bearing
an annual interest rate of 18%, and due on demand               160,000

Promissory note from an individual, unsecured, payable in
monthly installments of interest only, bearing
an annual interest rate of 12%, and due on demand               433,446

Promissory note from an individual, secured by the
Company's assets, payable in monthly principal and interest
installments of $15,354, bearing an annual interest rate of
12.5%, and maturing April 2007                                  775,000

Promissory note from an institution, secured by an asset of
the Company, payable in monthly principal and interest
installments of $624, bearing an interest rate of 18%, and
maturing October 2005                                            24,415

Promissory note from an institution, secured by an asset of
the Company, payable in monthly principal and interest
installments of $331, bearing an interest rate of 4.85%,
and maturing September 2003                                      19,490

Promissory note from an institution, secured by an asset of
the Company, payable in monthly principal and interest
installments of $530, bearing an interest rate of 7.75%, and
maturing December 2001                                            6,401

                                                              1,653,752

Less:  amounts due within one year                              896,917

Notes payable - long-term portion                               756,835

As of December 31, 2000, principal payments on notes payable are as follows:

2001        $  896,917
2002           108,139
2003           130,622
2004           133,981
Thereafter     384,093
            $1,653,752

4.  CAPITAL LEASE OBLIGATIONS

The Company is obligated under various capital leases for automated teller machines. For financial reporting purposes, minimum lease payments relating to the equipment have been capitalized. Capital lease obligations totaling $30,988 require minimum monthly lease payments ranging from $408 to $741 with interest rates ranging between 12.71% and 17.00%. The future minimum lease payments required under capital lease obligations as of December 31, 2000, are as follows:

2001                                      $   13,789
2002                                          13,789
2003                                           9,934
                                              37,512

Less: amount representing interest             6,524

Present value of minimum lease payments       30,988
Less: current portion of capital lease
  Obligations                                 10,037

                                          $   20,951

Equipment leased under capital leases as of December 31, 2000, totals $26,815, which is net of accumulated depreciation of $22,385.

5.  RELATED PARTY TRANSACTIONS

Due from related party - As of December 31, 2000, a member of the Company borrowed $10,000. The balance bears no interest, is unsecured and due on demand.

Note payable - related party - As of December 31, 2000, the
Company borrowed $78,000 from a member. The balance bears no interest, is unsecured and due on demand.

Rent - The Company operates from a leased facility on a month-to-month basis, currently $1,000 per month, which is leased from a member of the Company. For the year ended December 31, 2000, the payments to the member for rent expense totaled $800.

6.  GOING CONCERN

The Company incurred a net loss of approximately $518,000 for the year ended December 31, 2000. The Company's liabilities exceed its assets by approximately $635,000, and current liabilities exceed its current assets by approximately $776,000 as of December 31, 2000. These factors create an uncertainty about the Company's ability to continue as a going concern. The Company's management has developed a plan to generate additional revenues by increasing cash available in the automated teller machines. The Company will seek additional sources of capital through a combination debt and equity financing however, there can be no assurance that the Company will be successful in accomplishing its objectives.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company's plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

7.  SUBSEQUENT EVENT

In March 2001, IFT Financial Group, Inc (a Nevada Corporation) ("IFT") acquired 100% of the Company in exchange for $10,000 in cash, 600,000 shares of IFT's common stock and a note receivable totaling $257,909 from the managing member of Tallent which is unsecured, bearing an annual interest rate of 10% and payable in one installment of principal and interest on May 14, 2003. IFT will account for its 100% ownership interest in the Company using the purchase method of accounting under APB No. 16. In addition, IFT agreed to issue 55,000 shares of IFT's common stock in consideration of a note payable - related party balance totaling $55,000, plus accrued interest of approximately $5,900.

Item 7.    Financial statements and exhibits

(b)  Pro forma financial information

Effective May 31, 2001, Global Axcess Corp. ("Global") consummated an asset purchase agreement and plan of reorganization with IFT Financial Group, Inc. ("IFT"), a Nevada
Corporation, whereby Global acquired all the outstanding capital stock of IFT in exchange for 8,750,000 shares of Global's common stock (referred to as the "Transaction").

Prior to the IFT Transaction, Global Axcess Corp. was a non-operating public shell company with no operations or assets and 2,203,737 shares of common stock issued and outstanding; and IFT Financial Group, Inc. was an operational private company. The IFT Transaction is considered to be a capital transaction in substance, rather than a business combination. Inasmuch, the IFT Transaction is equivalent to the issuance of stock by an operational company (IFT Financial Group, Inc.) for the net monetary assets of a non-operational public shell company (Global Axcess Corp.), accompanied by a recapitalization. The accounting for the IFT Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded. Accordingly, the financial statements of Global Axcess will be the historical financial statements of IFT Financial Group, Inc. IFT is an ATM Network company as a result of it recent acquisition of Tallent & Associates, LLC ("Tallent").

IFT Financial Group, Inc. acquired Tallent & Associates, LLC on May 31, 2001 in consideration of $10,000 in cash, 600,000 shares of IFT Financial Group, Inc.'s common stock and a note receivable totaling $257,909 from the managing member of Tallent which is unsecured, bearing an annual interest rate of 10% and payable in one installment of principal and interest on May 14, 2003. IFT Financial Group, Inc. accounted for the transaction with Tallent under the purchase of accounting method. The purchase price of Tallent is based upon $10,000 and the fair value of the 600,000 shares of common stock issued in the transaction, which approximated $610,000 or $1.00 per share.
The Transaction resulted in an identifiable intangible assets and goodwill of $253,018 and $759,052. The difference between the purchase price and the net book value of Tallent resulted from liabilities exceeding the fair value of Tallent's net assets. The identifiable intangible assets have been allocated between an employment agreement and a covenant not to compete agreement , which will be amortized over a period 2 and 5 years respectively, using the straight-line method. The resulting goodwill will be amortized over a period of 3 years using the straight-line method. Prior to the acquisition of Tallent, IFT Financial Group, Inc. was a development stage company. IFT Financial Group, Inc. was incorporated in the State of Nevada on December 15, 2000. IFT Financial Group, Inc. was formed to specifically target and acquire independently owned automated teller machine network companies.

The following statements set forth certain selected financial information for Global Axcess Corp., IFT Financial Group, Inc., and Tallent & Associates, LLC on an unaudited pro forma consolidated basis giving effect to the Transactions as if the Transactions had become effective on December 31, 2000, in the case of the balance sheet information presented, and as if the Transactions had become effective at the beginning of the periods indicated, in the case of operations information presented.

The unaudited pro forma condensed consolidated financial information set forth in the following tables is based on historical financial statements of Global Axcess Corp., and IFT Financial Group, Inc. and Tallent & Associates, LLC, the assumptions and adjustments described in the notes accompanying the same, is presented for information purposes only, and is not necessarily indicative of the consolidated financial position or results of operations that would have occurred had the transactions been consummated on December 31, 2000, or at the beginning of the periods indicated, or which may occur in the future.

The unaudited pro forma consolidated financial data are based upon assumptions that Global Axcess Corp. believes are reasonable and should be read in conjunction with the financial statements of IFT Financial Group, Inc. and the accompanying notes thereto, included elsewhere in this Form 8-K/A.

                        GLOBAL AXCESS CORP.
            (FORMERLY KNOW AS NETHOLDINGS.COM, INC.)
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
              FOR THE YEAR ENDED DECEMBER 31, 2000

                         Historical
                     Acquired Businesses
                                                                    Pro Forma
             Global     IFT Fin.   Tallent               Pro Forma Consolidated
             Axcess     Group      & Assoc.      Total   Adj.       Balance
             Corp.      Inc.       LLC

Cash              946           -     330,346    331,292        -       331,292
Accounts
Receivable
Net                 -           -       3,451      3,451        -         3,451
Due from
Related
Party               -           -      10,000     10,000        -        10,000
Fixed assets
Net                 -           -     918,834    918,834        -       918,834
Other assets        -           -           -          -  647,725 a     647,725

Total assets      946           -   1,262,631  1,263,577  647,725     2,559,027

Accounts
Payable             -         531     105,003    105,534        -       105,534
Accrued
Expenses       94,512           -      29,924    124,436        -       124,436
Note payable
-related
party               -           -      78,000     78,000        -        78,000
Notes
Payable             -           -   1,653,752  1,653,752        -     1,653,752
Capital
lease
obligations         -           -      30,988     30,988        -        30,988

Total
Liabilities    94,512         531   1,897,667  1,992,710        -     1,992,710

Common
Stock           1,579       4,000           -      5,579     1,225        6,804
Additional
paid-in
capital     2,401,041           -           -  2,401,041  (213,524)a  2,187,517
Members'
Deficit             -           -    (635,036)  (635,036) (635,036)a          -
Accumulated
Deficit    (2,496,186)     (4,531)          - (2,500,717)   364,345b(1,628,004)
                                                         (1,237,058)a

Total
Equity        (93,566)       (531)   (635,036)  (732,133) (1,720,048)   566,317

Total
liabilities
and equity        946           -   1,262,631  1,260,577  (1,720,048) 2,559,027

a. Capitalization of intangible and goodwill assets related to the transactions with Tallent & Associates, LLC net of accumulated amortization of $364,345.

b.Adjustment related to amortization of intangible and goodwill assets.

Note: Pro forma consolidated balance sheet reflects the issuance shares related to the transaction with Tallent &
Associates, LLC, and IFT Financial Group, Inc.

                              GLOBAL AXCESS CORP.
                   (FORMERLY KNOW AS NETHOLDINGS.COM, INC.)
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                         Historical
                     Acquired Businesses
                                                                    Pro Forma
             Global     IFT Fin.   Tallent               Pro Forma Consolidated
             Axcess     Group      & Assoc.      Total   Adj.       Balance
             Corp.      Inc.       LLC

Revenues            -          -   1,063,945  1,063,945          -   1,063,945

Operating
Expenses    1,105,441      4,531   1,581,977  2,691,949     364,345a 3,056,294

Income
Before
provision
for income
taxes      (1,105,441)    (4,531)   (518,032)(1,628,004)   (364,345)(1,992,349)

Provision
for
income
taxes               -          -           -          -           -          -

Net loss  (1,105,441)     (4,531)   (518,032)(1,628,004)   (364,345)(1,992,349)

Basic and
Diluted
loss per
common
share          (1.15)      (0.04)          -      (1.51)      (0.61)     (1.19)

Weighted
average
shares used
in per
share
calculations  957,903    120,548           -  1,078,451     600,000b  1,678,451

a. Amortization of intangible assets and goodwill related to acquired businesses calculated over a thirty six month period.

b. justment for the issuance of 600,000 common shares related to the acquisition of Tallent & Associate, LLC.

                           GLOBAL AXCESS CORP.
               (FORMERLY KNOW AS NETHOLDINGS.COM, INC.)
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE SIX MONTHS ENDED JUNE 30, 2001


                         Historical
                     Acquired Businesses
                                                                    Pro Forma
             Global     IFT Fin.   Tallent               Pro Forma Consolidated
             Axcess     Group      & Assoc.      Total   Adj.       Balance
             Corp.      Inc.       LLC

Revenues            -      6,930      328,077    335,007         -    335,007

Operating
Expenses       81,585    797,444      293,254  1,172,283   182,173a 1,354,456

Income
Before
provision
for income
taxes         (81,585)  (790,514)      34,823   (837,276) (182,173)(1,019,449)

Provision
for
income
taxes               -          -            -          -         -          -

Net loss      (81,585)  (790,514)      34,823   (837,276) (182,173)(1,019,449)

Basic and
diluted loss
per common
share           (0.43)     (0.10)           -      (0.09)    (0.30)     (0.10)

Weighted
average
shares used
in per
share
calculations 1,915,681 7,735,028            -  9,650,709   600,000b 10,250,709

a. Amortization of intangible assets and goodwill related to acquired businesses calculated over a thirty six month period.

b. Adjustment for the issuance of 600,000 common shares related to the acquisition of Tallent & Associate, LLC.

                            GLOBAL AXCESS CORP.
               (FORMERLY KNOW AS NETHOLDINGS.COM, INC.)
   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2000

                         Historical
                     Acquired Businesses
                                                                    Pro Forma
             Global     IFT Fin.   Tallent               Pro Forma Consolidated
             Axcess     Group      & Assoc.      Total   Adj.       Balance
             Corp.      Inc.       LLC

Revenues             -          -b     328,077   335,007         -     335,007

Operating
Expenses       396,667          -b     293,254  1,172,283  182,173a  1,354,456

Income
Before
provision
for income
taxes         (396,337)         -b      34,823  (837,276) (182,173) (1,019,449)

Provision
for income
taxes                -          -b           -         -         -           -

Net loss      (396,667)         -b      34,823  (837,276) (182,173)(1,019,449)

Basic and
diluted loss
per common
share            (0.41)         -            -     (0.76)    (0.30)     (0.60)

Weighted
average
shares used
in per
share
calculations 1,098,430          -            - 1,098,430   600,000b 1,698,430

a. Amortization of intangible assets and goodwill related to acquired businesses calculated over a thirty six month period.

b. Adjustment for the issuance of 600,000 common shares related to the acquisition of Tallent & Associate, LLC.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Global Axcess Corp.
                                         Formerly NetHoldings.com, Inc.


Dated: August 31, 2001                 By:  /s/Richard Wray
                                       Richard Wray
                                       Chief Executive Officer, and Director